EXHIBIT 10.4

(Execution Version)

GUARANTY

THIS GUARANTY (this “Guaranty”) dated ______________, to be effective October 1, 2024, is made by ONFOLIO HOLDINGS, INC, a Delaware corporation, (“Guarantor”) in favor of EASTERN STANDARD, LLC, a Pennsylvania limited liability company (“Lender”).

RECITALS

WHEREAS, pursuant to that certain Asset Sale and Purchase Agreement by and among Lender, Guarantor, EASTERN STANDARD, LLC, a Delaware limited liability company (“Borrower”), Mark Gisi, James Keller and Vincent Giordano, dated ______________, to be effective October 1, 2024, (the “APA”) and that certain Short Term Promissory Note made by Borrower in favor of Lender dated ______________, to be effective October 1, 2024, (as the same may be amended from time to time, the “Short Term Note”), Lender will make a loan to Borrower in the principal amount of up to FOUR HUNDRED THOUSAND DOLLARS ($400,000.00) (the “Short Term Note Amount”);

WHEREAS, pursuant to APA, and that certain Promissory Note made by Borrower in favor of Lender dated ______________ to be effective October 1, 2024, (as the same may be amended from time to time, the “Note”), Lender will make a loan to Borrower in the principal amount of up to EIGHT HUNDRED FIFTY THOUSAND DOLLARS ($850,000.00) (the “Note Amount”);

WHEREAS, the total amount of the loans made by Lender to Borrower is ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,250,000.00) (the “Loan Amount”);

WHEREAS, the Loan Amount and all other debts and liabilities of Borrower to Lender under the Short Term Note and the Note from time to time are referred to herein as the “Obligations”;

WHEREAS, Borrower is a wholly owned subsidiary of Guarantor and Guarantor is receiving a direct or indirect benefit to Lender extending the Loan Amount under the Short Term Note and the Note; and

WHEREAS, as a further condition to extending the Loan Amount to Borrower, Lender requires Guarantor to enter into this Guaranty and Lender is not willing to make the Loan Amount under the Note or the Short Term Note to Borrower unless Guarantor unconditionally guarantees payment and performance to Lender of the Obligations.

NOW, THEREFORE, in consideration of the recitals set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. Guaranty. In consideration of the Loan Amount, Guarantor hereby unconditionally, absolutely, and irrevocably guarantees to Lender the due and punctual performance and payment at maturity, whether by acceleration or otherwise, of the Obligations (the “Guaranteed Amount”). This Guaranty shall remain in full force and effect until (a) Borrower has fully satisfied all of the Obligations, or (b) such time as the Guaranteed Amount has been paid to Lender, whichever is earlier. At such time, this Guaranty shall be marked “Cancelled” and returned to Guarantor. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Obligations as a primary obligor.

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(Execution Version)

2. Payment. If any of the Obligations are not punctually paid when such indebtedness becomes due under the Note or the Short-Term Note and after expiration of applicable notice and cure periods provided under the terms of the Note or the Short Term Note, either by its terms or as a result of the exercise of any power to accelerate, Guarantor shall, immediately on demand, pay the amount due thereon to Lender.

3. Reinstatement; Guaranty Absolute; Consent.

(a) Guarantor hereby agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by Lender, upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

(b) This Guaranty constitutes an unconditional, absolute, and irrevocable guaranty of performance and payment when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against Borrower (or any other person) before or as a condition to the obligations of Guarantor hereunder.

(c) The Guarantor consents to all of the terms, covenants and conditions of the APA, the Note, the Short-Term Note, and any other document governing or relating to any of the Obligations. The Guarantor hereby irrevocably waives any notice of any compromise, forbearance, indulgence, amendment, modification, endorsement, extension or renewal of any of the Obligations or any of the terms, covenants or conditions of the APA, the Note, or the Short Term Note.

4. Representations and Warranties. Guarantor hereby represents and warrants for the benefit of Lender the following:

(a) Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of its state of incorporation. Guarantor has the power to execute, deliver and carry out the terms and provisions of this Guaranty and this Guaranty has been duly executed and delivered and constitutes Guarantor’s binding, valid and enforceable obligation, enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and equitable principles relating to or affecting enforcement of creditors’ rights generally or relief of debtors generally).

(b) It has received, or will receive, direct or indirect benefits from the making of this Guaranty and the Obligations.

(c) It has relied upon its own due diligence in making its own independent evaluation and appraisal of Borrower and the business affairs and financial condition of Borrower, including the Obligations; it will continue to be responsible for making its own independent appraisal of such matters; and it has not relied upon and will not hereafter rely upon Lender for information regarding Borrower, any collateral or the Obligations.

(d) As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

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(Execution Version)

5. Waivers.

(a) Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty (including, without limitation, notice of default, non-payment, partial payment, presentment, demand, protest or dishonor and all other notices to which Guarantor might otherwise be entitled, or which might be required by law to be given to Guarantor by Lender) and any requirement that Lender protect, secure, perfect or insure any security interest or lien, or any property subject thereto, or exhaust any right or take any action against Borrower or any other person (including any other guarantor) or entity or any collateral securing the Obligations.

(b) No invalidity, irregularity or unenforceability of all or any part of the Obligations or the impairment or loss of any security therefor, whether caused by any actions or inactions of Lender, or otherwise, shall affect, impair or be a defense to this Guaranty.

(c) Guarantor hereby postpones any claim, right or remedy Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or as a result of Guarantor’s performance hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against Borrower or any security that Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, until all of the Obligations shall have been paid and performed in full.

(d) Guarantor hereby agrees that it will not claim any setoff, recoupment or counterclaim against Borrower in respect of any liability of Guarantor to Borrower until all of the Obligations shall have been paid and performed in full.

(e) The payment of any amounts due with respect to any indebtedness of Borrower now or hereafter owed to Guarantor shall be subordinated to the prior payment in full of all of the payments with respect to the Obligations. Guarantor agrees that, after the occurrence of an Event of Default (as defined in the Note or the Short Term Note) and as long as it continues, Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of Borrower to Guarantor until all of the Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while an Event of Default has occurred and is continuing, such amounts shall be collected, enforced and received by Guarantor as trustee for Lender (and its assigns) and be paid over to Lender (or its permitted assigns) on account of the Obligations without affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. The provisions of this Section 5 shall be supplemental to and not in derogation of any rights and remedies of Lender under any separate subordination agreement which Lender may at any time and from time to time enter into with Guarantor.

Guarantor acknowledges that it has received adequate consideration for entering into this Guaranty and that all waivers and acknowledgments under this Guaranty by Guarantor are knowingly made.

6. Miscellaneous.

(a) Neither Guarantor’s obligation to pay and perform in accordance with the terms of this Guaranty, nor any remedy for the enforcement thereof nor the amount of the Obligations shall be impaired, modified, changed, stayed, released or limited in any manner whatsoever by any impairment, modification, change, discharge, release, limitation or stay of the Obligations or the obligations of Borrower or its estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the bankruptcy code of the United States or other statute, State or Federal, or from the decision of any court interpreting any of the same, and Guarantor shall be obligated under this Guaranty and the amount of the Obligations shall for the purposes of this Guaranty be determined as if no such impairment, stay, modification, change, discharge, release or limitation had occurred.

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(Execution Version)

(b) This Guaranty shall be binding upon Guarantor and its legal representatives, successors and permitted assigns, whether so expressed or not, and shall inure to the benefit of Lender and its legal representatives, successors and permitted assigns, whether so expressed or not. Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

(c) This Guaranty shall be construed in accordance with and governed by the laws of the State of Delaware.

(d) The section and caption headings herein of this Guaranty are for convenience only and shall not affect the construction of this Guaranty. Unless otherwise specified, references in this Guaranty to article, section and subsection numbers are to such article, section and subsection numbers of this Guaranty.

(e) No failure or delay on the part of any party hereto in exercising any right hereunder and no course of dealing between Borrower or Guarantor and Lender shall operate as a waiver thereof, nor shall any single or partial exercise by any party hereto of any right hereunder preclude any other or further exercise thereof or the exercise of any other right hereunder. No amendment, modification or waiver of, or consent with respect to, any provision of this Guaranty shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) All notices, requests and other communications to be given hereunder shall be in writing and shall be given to such party at such address as such party may designated from time to time. All notices and other communications given to any party hereto in accordance with the provisions of this Guaranty shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service and sent by email, in each case delivered or sent to such party as provided herein or in accordance with the latest unrevoked direction from such party given in accordance with this provision.

(g) If any provision of this Guaranty is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected thereby.

(h) For the purposes of this Section, delivery by facsimile or other electronic means of an executed signature page of this Guaranty shall be effective as delivery of an executed counterpart hereof, but the party delivering a facsimile or other electronic copy of an executed signature page shall deliver an original copy of an executed signature page as soon as possible after delivering the facsimile or other electronic copy thereof.

(i) This Guaranty represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements by the parties. There are no unwritten oral agreements among the parties. This Guaranty and APA, Note, Short Term Note, and such other transaction documents contemplated by the APA, including but not limited to that certain Security Agreement dated September 18, 2024, to be effective October 1, 2024, embody the entire agreement among Borrower, Guarantor and Lender and supersede all prior proposals, agreements and understandings relating to the subject matter hereof.

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(Execution Version)

(j) GUARANTOR AND LENDER HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN OR AMONG ANY OF THEM ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG ANY OF THEM IN CONNECTION WITH THE TRANSACTION DOCUMENTS, THIS GUARANTY, OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS PROVISION SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY LENDER’S ABILITY TO PURSUE ITS REMEDIES AS SET FORTH IN THIS GUARANTY.

(k) All of the representations, warranties, covenants, and obligations hereunder, and any modification or amendment hereof, shall survive the closing and funding of the Loan Amount, shall not be deemed to have merged herein, and shall remain as continuing representations, warranties, covenants and obligations, until the date of the full performance and satisfaction, and indefeasible payment in full in cash, of all the Obligations.

(l) Counterparts. This Guaranty may be executed by .pdf, .tif, .gif or similar attachment to electronic mail, or other electronic means, shall be as effective as delivery of a manually executed counterpart of this Guaranty.

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(Execution Version)

WHEREBY, Guarantor intending to be legally bound hereby has executed this Guaranty on the date below to be effective as of the date and year first above written.

ONFOLIO HOLDINGS, INC, a Delaware corporation

By:
Name:	Dominic Wells
Title:	CEO

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